U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 23, 2008
AMB PROPERTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)
415-394-9000

(Registrant’s telephone number, including area code)
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 3.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 23, 2008, the Board of Directors adopted the Sixth Amended and Restated Bylaws (the “Bylaws”) of the Company.
     Sections 2 and 8 of Article II and Section 2 of Article III were revised to clarify that a stockholder desiring to bring business before an annual meeting or nominate directors for election in an annual or special meeting must comply with the advance notice provisions in such sections and meet certain ownership requirements, and to provide for revised dates by which the stockholder must give timely notice to the Company of such business or director nominations. In addition, Section 2 of Article II was revised to require a stockholder to provide additional details about the business to be brought before an annual meeting, including, for example, any material interest of the stockholder in such business. Sections 2 of Article II and Article III were also revised to require a stockholder to provide additional details about the stockholder and certain related parties, including, for example, ownership interests in the Company, any hedging or other interests, and information regarding any person controlling, controlled by or under common control with the stockholder.
     Section 6 of Article II was revised to clarify when an election of directors is determined to be a contested election for purposes of applying the appropriate voting standard for director elections.
     Section 12 of Article III was revised in accordance with a recent change in the Maryland General Corporation Law to allow a committee of the Board of Directors to authorize the issuance of stock if the board has given general authorization for the issuance and has provided for or established a method or procedure for determining either the maximum number of shares or the maximum aggregate offering price of the shares to be issued, or both, instead of only where the Board of Directors has established the maximum number of shares to be issued.
     This summary is qualified in its entirety by reference to the Company’s Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference into this current report.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
3.1    Sixth Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: September 25, 2008	By:	/s/ Tamra D. Browne
Tamra D. Browne
SVP, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

3.1	Sixth Amended and Restated Bylaws